LEGG MASON TAX-EXEMPT TRUST, INC.


                Supplement to the Prospectus dated April 15, 2002


         The following sentence is added to the end of the first full paragraph of the section entitled "Investment Objective" on page one of the fund's
Prospectus:

         The fund's investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval.

                                    * * * * *

         The following bullet point is deleted from the second paragraph of the section entitled "Investment Objective" on page one of the fund's Prospectus:

         o As a fundamental policy, except during defensive periods, it maintains at least 80% of its assets invested in municipal obligations that have remaining maturities of one year or less or that are variable or floating rate demand notes. Variable and floating rate securities are securities whose interest rates change at specified intervals so they approximate current market rates.

                                    * * * * *

The following sentence replaces in its entirety the third bullet point of the second paragraph of the section entitled "Investment Objective" on page one of the fund's Prospectus:

         o It invests in municipal obligations that have remaining maturities of 397 days or less or that are variable or floating rate demand notes.


                   This Supplement is dated December 31, 2002.

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                        LEGG MASON TAX-EXEMPT TRUST, INC.

                    Supplement dated December 31, 2002 to the
            Statement of Additional Information dated April 15, 2002

The section titled "Fund Policies" beginning on Page 3 of the Statement of Additional Information ("SAI") is replaced in its entirety with the following. You should retain this Supplement with your SAI for future reference.

                                  FUND POLICIES

         The following information supplements the information concerning the fund's investment objective, policies and limitations found in the Prospectus.

         Tax-Exempt Trust's investment objective is to seek high current income exempt from federal income tax, to preserve capital, and to maintain liquidity. The investment objective is non-fundamental and may be changed by the fund's Board of Directors without shareholder approval upon 60 days' written notice to shareholders.

         The fund has adopted the following fundamental investment limitations, which cannot be changed except by a vote of its shareholders:

Tax-Exempt Trust may not:

1. Borrow money, except (1) in an amount not exceeding 33 1/3 % of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings) or (2) by entering into reverse repurchase agreements or dollar rolls.

2. Engage in the business of underwriting the securities of other issuers, except as permitted by the Investment Company Act of 1940, as amended ("1940 Act"), and the rules and regulations promulgated thereunder, as such statute, rules, and regulations are amended from time to time or are interpreted from time to time by the SEC or SEC staff or to the extent that the fund may be permitted to do so by exemptive order or other relief from the SEC or SEC staff (collectively, "1940 Act Laws, Interpretations and Exemptions"). This restriction does not prevent the fund from engaging in transactions involving the acquisition, disposition or resale of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act").

3. Lend money or other assets, except to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the fund from purchasing debt obligations in pursuit of its investment program, or for defensive or cash management purposes, entering into repurchase agreements, loaning its portfolio securities to financial intermediaries, institutions or institutional investors, or investing in loans, including assignments and participation interests.

4. Issue senior securities, except as permitted under the 1940 Act Laws, Interpretations and Exemptions.

5. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from investing in issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein, investing in instruments that are secured by real estate or interests therein, or exercising rights under agreements relating to such securities, including the right to enforce security interests.

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6.       Purchase or sell physical  commodities  unless  acquired as a result of ownership of securities or other instruments. This restriction does not prevent the fund from engaging in transactions involving foreign currency, futures contracts and options, forward contracts, swaps,
         caps,   floors,   collars,   securities   purchased   or   sold   on  a
         forward-commitment or delayed-delivery basis or other similar financial instruments, or investing in securities or other instruments that are secured by physical commodities.

 7. Make any investment if, as a result, the fund's investments will be concentrated (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) in any one industry. This restriction does not limit the fund's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, or securities of municipal issuers.

         As a fundamental policy, under normal circumstances, the fund will invest at least 80% of its net assets in short-term, high-quality municipal obligations, the interest on which is exempt from federal income tax and is not a tax preference item for purposes of the federal alternative minimum tax. For purposes of this policy, net assets include the amount of any borrowing for investment purposes.

         The foregoing fundamental investment limitations may be changed with respect to the fund by "the vote of a majority of the outstanding voting securities" of the fund, a term defined in the 1940 Act to mean the vote (a) of 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities of the fund are present, or
(b) of more than 50% of the outstanding voting securities of the fund, whichever is less.

         Although not a part of the fund's fundamental investment restriction on concentration, it is the current position of the SEC staff that a fund's investments are concentrated in an industry when 25% or more of the fund's net assets are invested in issuers whose principal business is in that industry. For the purpose of the fund's fundamental limitation on concentration, private activity bonds issued by non-governmental users ("PABS") will not be considered municipal obligations.

         The fund is diversified under the 1940 Act. Although not a part of the fund's fundamental investment restrictions, the 1940 Act currently states that a fund is diversified if it invests at least 75% of the value of its total assets in cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities limited in respect of any one issuer to (1) no more than 5% of the value of the fund's total assets and (2) no more than 10% of the outstanding voting securities of such issuer. The fund may only change to non-diversified status with the affirmative vote of the fund's shareholders.

         The following are some of the non-fundamental investment limitations that the fund currently observes:

1. The fund will not borrow for investment purposes an amount in excess of 5% of its total assets.

2. The fund may invest up to 10% of its net assets in illiquid securities. For this purpose, illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the fund values the security.

3. The fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short). This restriction does not prevent the fund from entering into short positions in futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed- delivery basis or other financial instruments.

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

4. The fund may not purchase securities on margin, except that (1) the fund may obtain such short-term credits as are necessary for the clearance of transactions and (2) the fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis or other financial instruments.

         Except as otherwise stated, if a fundamental or non-fundamental percentage limitation set forth in the Prospectus or this SAI is complied with at the time an investment is made, a later increase or decrease in percentage resulting from a change in value of portfolio securities, in the net asset value of the fund, or in the number of securities an issuer has outstanding, will not be considered to be outside the limitation. The fund will monitor the level of borrowing and illiquid securities in its portfolio and will make necessary adjustments to maintain the required asset coverage and adequate liquidity.

         In applying its investment policies and limitations, each fund, in accordance with SEC rules and staff positions, considers investment in a fully collateralized repurchase agreement to be equivalent to investment in the collateral.

         Unless otherwise stated, the fund's investment policies and limitations are non-fundamental and may be changed without shareholder approval.

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